UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 16, 2016
Date of Report (Date of earliest event reported)

INVESTORS TITLE COMPANY
(Exact name of Registrant as specified in its charter)

North Carolina	0-11774	56-1110199
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

121 North Columbia Street
Chapel Hill, North Carolina		27514
(Address of Principal Executive Offices)		(Zip Code)

(919) 968-2200
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On February 16, 2016, Investors Title Company mailed a letter to its shareholders, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number              Description

Exhibit 99.1        February 16, 2016 Letter to Shareholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS TITLE COMPANY

Date:	February 16, 2016	By:	/s/ James A. Fine, Jr.
James A. Fine, Jr.
President, Treasurer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	February 16, 2016 Letter to Shareholders